Exhibit 10.4

SEVENTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

This SEVENTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of October 26, 2015, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 4, 2010 (as the same has been and may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Administrative Agent, the Lenders, Borrower and the Guarantors have agreed to amend the Credit Agreement as provided herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Additional Definitions. The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

"Seventeenth Amendment Effective Date" means October 26, 2015.

1.2 Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Aggregate Commitment” means, at any time, the sum of the Commitments of all the Lenders at such time, as such amount may be reduced or increased from time to time pursuant to Section 2.02 and Section 2.03; provided that such amount shall not at any time exceed the lesser of (a) the Net Borrowing Base then in effect and (b) the Maximum Facility Amount.  As of the Seventeenth Amendment Effective Date, the Aggregate Commitment is $4,000,000,000.

“Issuing Bank” means (a) JPMorgan Chase Bank, N.A., in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i) and (b) with the written consent of the Borrower and the Administrative Agent, any other Lender that agrees to issue Letters of Credit hereunder.  Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. In the event more than one Lender has issued one or more Letters of Credit, each reference to "Issuing Bank" shall be deemed to refer to each Issuing Bank or a particular Issuing Bank, as context requires.

1.3 Section 2.06(b). Section 2.06(b) of the Credit Agreement shall be and hereby is amended and restated in its entirety to read as follows:

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions.  To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower Representative shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit.  If requested by the Issuing Bank, the Borrower Representative also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit.  A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $750,000,000 and (ii) the Aggregate Credit Exposure shall not exceed the Aggregate Commitment.

1.4 Schedule 1.01. Schedule 1.01 to the Credit Agreement shall be and it hereby is amended in its entirety and replaced with Schedule 1.01 attached hereto.

SECTION 2. Redetermined Borrowing Base.This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.05 of the Credit Agreement, and the Administrative Agent, the Lenders, Borrower and the Guarantors hereby acknowledge that effective as of the Seventeenth Amendment Effective Date, the Borrowing Base is $4,500,000,000, and such redetermined Borrowing Base shall remain in effect until the earlier of (i) the Scheduled Redetermination to occur on or about April 15, 2016 pursuant to Section 3.3 of the Credit Agreement and (ii) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. For the avoidance of doubt, the redetermination of the Borrowing Base contained in this Section 2 constitutes the Scheduled Redetermination, which otherwise would have occurred on or about October 15, 2015 pursuant to Section 3.03 of the Credit Agreement.

SECTION 3. Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment and the redetermination of the Borrowing Base contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1 Execution and Delivery. Each Credit Party, the Lenders (or at least the required percentage thereof), and the Administrative Agent shall have executed and delivered this Amendment.

3.2 No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3 Certificates.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Credit Parties, this Amendment or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

3.4 Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4. Representations and Warranties of Credit Parties. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

4.1 Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

4.2 Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any Governmental Authority and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

4.3 Enforceability.  This Amendment constitutes the valid and binding obligation of Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4 No Default. As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3 Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4 Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5 Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

5.8 Loan Document. This Amendment shall constitute a Loan Document for all purposes and in all respects.

[Remainder of page intentionally blank.

Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and Regional Vice President

RESTRICTED SUBSIDIARIES:

ANTERO OHIO LLC
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and Regional Vice President

MONROE PIPELINE LLC

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and Regional Vice President

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agend, Issuing Bank and a Lender

By:	/s/ David Morris
	Name:	David Morris
	Title:	Authorized Officer

SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:	/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Director

SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Mark Roche
	Name:	Mark Roche
	Title:	Managing Director

By:	/s/ Nimisha Srivastav
	Name:	Nimisha Srivastav
	Title:	Director

SIGNATURE PAGE

MUFG UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ Lara Francis
	Name:	Lara Francis
	Title:	Vice President

SIGNATURE PAGE

CITIBANK, N.A.,
as a Lender

By:	/s/ Jeff Ard
	Name:	Jeff Ard
	Title:	Vice President

SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Victor Ponce de León
	Name:	Victor Ponce de León
	Title:	Senior Vice President

SIGNATURE PAGE

TORONTO DOMIONION (NEW YORK) LLC,
as a Lender

By:	/s/ Savo Bozic
	Name:	Savo Bozic
	Title:	Authorized Signatory

SIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ Garrett R. Merrell
	Name:	Garrett R. Merrell
	Title:	Relationship Manager

SIGNATURE PAGE

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Melissa Guzmann
	Name:	Melissa Guzmann
	Title:	Vice President

SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John C. Springer
	Name:	John C. Springer
	Title:	Vice President

SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
	Name:	Warren Van Heyst
	Title:	Authorized Signatory

SIGNATURE PAGE

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

SIGNATURE PAGE

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ James Giordano
	Name:	James Giordano
	Title:	Senior Vice President

SIGNATURE PAGE

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Authorized Signatory

By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

SIGNATURE PAGE

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Executive Director

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

SIGNATURE PAGE

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

SIGNATURE PAGE

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

SIGNATURE PAGE

FIFTH THIRD BANK,
as a Lender

By:	/s/ Jonathan H. Lee
	Name:	Jonathan H. Lee
	Title:	Director

SIGNATURE PAGE

GUARANTY BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Cathy P. Goss
	Name:	Cathy P. Goss
	Title:	EVP–CCO

SIGNATURE PAGE

COMPASS BANK,
as a Lender

By:	/s/ Gabriela Albino
	Name:	Gabriela Albino
	Title:	Vice President

SIGNATURE PAGE

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ James Kaiser
	Name:	James Kaiser
	Title:	Managing Director

SIGNATURE PAGE

BNP PARIBAS,
as a Lender

By:	/s/ Sriram Chandrasekaran
	Name:	Sriram Chandrasekaran
	Title:	Director

By:	/s/ Juan Carlos Sandoval
	Name:	Juan Carlos Sandoval
	Title:	Director

SIGNATURE PAGE

DNB CAPITAL LLC,
as a Lender

By:	/s/ Joe Hykle
	Name:	Joe Hykle
	Title:	Senior Vice President

By:	/s/ James Grubb
	Name:	James Grubb
	Title:	Vice President

SIGNATURE PAGE

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Matthew T. Meyers
	Name:	Matthew T. Meyers
	Title:	Authorized Signatory

SIGNATURE PAGE

SUNTRUST BANK,
as a Lender

By:	/s/ Chulley Bogle
	Name:	Chulley Bogle
	Title:	Vice President

SIGNATURE PAGE

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	SVP

By:	/s/ Puiki Lok
	Name:	Puiki Lok
	Title:	VP

SIGNATURE PAGE

SCOTIABANC INC.,
as a Lender

By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

SIGNATURE PAGE

NATIXIS, NEW YORK BRANCH,
as a Lender

By:	/s/ Stuart Murray
	Name:	Stuart Murray
	Title:	Managing Director

By:	/s/ Kenyatta Gibbs
	Name:	Kenyatta Gibbs
	Title:	Director

SIGNATURE PAGE

SCHEDULE 1.01

Applicable Percentages and Commitment

Lender	Applicable Percentage	Commitment
JPMorgan Chase Bank, N.A.	6.15000%	$ 246,000,000.00
Wells Fargo Bank, N.A.	6.15000%	$ 246,000,000.00
Credit Agricole Corporate and Investment Bank	5.45000%	$ 218,000,000.00
Citibank, N.A.	5.45000%	$ 218,000,000.00
Barclays Bank PLC	5.45000%	$ 218,000,000.00
Capital One, National Association	5.45000%	$ 218,000,000.00
MUFG Union Bank, N.A.	5.45000%	$ 218,000,000.00
BMO Harris Bank N.A.	3.42500%	$ 137,000,000.00
U.S. Bank National Association	3.42500%	$ 137,000,000.00
Credit Suisse AG, Cayman Islands Branch	3.42500%	$ 137,000,000.00
Toronto Dominion (New York) LLC	3.42500%	$ 137,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	3.42500%	$ 137,000,000.00
Fifth Third Bank	3.42500%	$ 137,000,000.00
HSBC Bank USA, National Association	3.42500%	$ 137,000,000.00
BNP Paribas	3.42500%	$ 137,000,000.00
DNB Capital LLC	3.42500%	$ 137,000,000.00
Comerica Bank	2.87500%	$ 115,000,000.00
The Bank of Nova Scotia	2.80000%	$ 112,000,000.00
Natixis, New York Branch	2.45000%	$ 98,000,000.00
ABN AMRO Capital USA LLC	2.45000%	$ 98,000,000.00
Sumitomo Mitsui Banking Corporation	2.45000%	$ 98,000,000.00
PNC Bank, National Association	2.45000%	$ 98,000,000.00
KeyBank National Association	2.45000%	$ 98,000,000.00
SunTrust Bank	2.45000%	$ 98,000,000.00
Compass Bank	2.45000%	$ 98,000,000.00
Morgan Stanley Bank, N.A.	2.45000%	$ 98,000,000.00
Branch Banking and Trust Company	2.12500%	$ 85,000,000.00
Santander Bank, N.A.	1.25000%	$ 50,000,000.00
Scotiabanc Inc	0.62500%	$ 25,000,000.00
Guaranty Bank and Trust Company	0.35000%	$ 14,000,000.00
TOTAL	100.000000000%	$ 4,000,000,000.00